EXHIBIT 23.2

                       Consent of Independent Accountants


We herby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-60330) of M.D.C. Holdings, Inc. of our report dated June 21, 2000 appearing on page 2 of the Financial Statements of the M.D.C. Holdings, Inc. 401(k) Savings Plan for the year ended December 31, 1999 included in the Form 11-K.
                                              /s/PricewaterhouseCoopers LLP
                                              ------------------------------
                                              PricewaterhouseCoopers LLP

Denver, Colorado
June 18, 2001